UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-5611

Name of Fund: MuniVest Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniVest Fund,
        Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address:
        P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/04

Date of reporting period: 09/01/03 - 02/29/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                        MuniVest Fund, Inc.

Semi-Annual Report
February 29, 2004

[LOGO] Merrill Lynch Investment Managers

MuniVest Fund, Inc.

The Benefits and Risks of Leveraging

MuniVest Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of February 29, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 13.92%, before the deduction of Preferred Stock.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain or reduce exposure to a bond or market without owning or taking physical custody of securities.


2               MUNIVEST FUND, INC.                     FEBRUARY 29, 2004

A Letter From the President

Dear Shareholder

As I write to you at February month-end, fixed income markets in the United States continued to reward those investors willing to accept greater risk. The trend held true in the tax-exempt market, where the Lehman Brothers Non-Investment Grade Index of municipal bonds posted respective returns of +10.96% and +16.15% for the six-month and 12-month periods ended February 29, 2004. This compared to a six-month return of +6.52% and a 12-month return of +6.30% for the broader-based Lehman Brothers Municipal Bond Index.

At the same time, equity markets maintained their positive momentum from year-end 2003. For the six-month and 12-month periods ended February 29, 2004, the Standard & Poor's (S&P) 500 Index returned +14.59% and +38.52%, respectively. Much of the boost came from improving economic conditions in the United States.

The major signposts indicate that we are seeing a shift from economic growth fueled primarily by fiscal and monetary stimulus to a broader-based, self-sustaining economic expansion. Gross domestic product growth, which peaked at an annualized rate of 8.2% in the third quarter of 2003, was 4.1% in the fourth quarter. A similar level of growth is expected in the first quarter of 2004. For its part, the Federal Reserve Board has reiterated its willingness to keep short-term interest rates at current low levels to ensure the economy's strength.

Accompanying the increase in economic activity was an improvement in corporate earnings. By February 10, 2004, 392 of the S&P 500 companies had reported their fourth-quarter 2003 results, and 67.6% of those exceeded expectations. In the meantime, the American consumer, who continued to spend despite the faltering economy, may get further incentive from another round of Federal tax refunds this year.

At Merrill Lynch Investment Managers, we believe the events and efforts of 2003 leave us with a much stronger economy and that recent optimism suggests it is time for investors to consider what can go right in 2004. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


                MUNIVEST FUND, INC.                     FEBRUARY 29, 2004      3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      An emphasis on higher-yielding issues allowed us to enhance the Fund's income stream and, ultimately, increase the dividend paid to shareholders.

Discuss the recent market environment relative to municipal bonds.

Over the past six months, long-term fixed income interest rates generally declined while the U.S. economy gained strength. Gross domestic product expanded at an annualized rate of 8.2% in the third quarter of 2003, with fourth-quarter growth reported at 4.1%. Notwithstanding the impressive economic growth, the Federal Reserve Board seemed apt to leave short-term interest rates at their current low levels, citing subdued employment growth and the absence of material inflationary pressures.

At the end of February 2004, long-term U.S. Treasury bond yields stood at 4.84%, representing a decline of nearly 40 basis points (.40%) over the past six months. Tax-exempt municipal bond yields also moved sharply lower during the period, while their prices -- which move opposite of their yields -- rose accordingly. Yields on long-term revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell almost 60 basis points. The same was true of 30-year issues rated AAA -- the highest rated -- according to Municipal Market Data. Shorter-maturity bonds fared even better, as yields on 10-year AAA-rated bonds declined approximately 65 basis points during the period.

Supporting the recent yield declines was a pronounced decrease in new bond issuance. This translated into favorable supply/demand dynamics in the municipal marketplace. Approximately $170 billion in municipal bonds was underwritten during the past six months, a drop of approximately 10% compared to the same period a year earlier. In February, just $22 billion in new long-term municipal bonds was underwritten, a decline of more than 25% versus February 2003. New supply of municipal bonds is expected to remain manageable in 2004, a trend we believe will continue to support the tax-exempt market's performance relative to the taxable bond market.

While investor enthusiasm for stocks has taken some attention away from fixed income markets, overall demand for tax-exempt municipal bonds has remained positive. Municipal yields have recently ranged from 88% to 91% of Treasury yields, slightly higher than their recent historical average. Moreover, municipal investors generally preferred longer-dated securities, which offered somewhat higher yields in the low interest rate environment. This maturity extension helped support the strong demand for and performance of tax-exempt products in recent months.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 29, 2004, the Common Stock of MuniVest Fund, Inc. had net annualized yields of 6.35% and 6.68%, based on a period-end per share net asset value of $10.23 and a per share market price of $9.73, respectively, and $.324 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +10.99%, based on a change in per share net asset value from $9.54 to $10.23, and assuming reinvestment of $.321 per share ordinary income dividends.

For the six-month period ended February 29, 2004, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: Series A, .86%; Series B, ..96%; Series C, .92%; Series D, .81%; and Series E, .86%.

The Fund's total return, based on net asset value, for the period was closely aligned with the +10.93% average return of the Lipper General Municipal Debt Funds (Leveraged) category for the six months ended February 29, 2004. As interest rates moved lower over the past six months, we established a more defensive portfolio position. This involved limiting the Fund's vulnerability to future interest rate movements, and was largely accomplished by replacing some of the Fund's more interest rate-sensitive issues with larger-coupon, higher-yielding bonds. The incremental income generated by these higher-yielding issues generally offsets the market appreciation produced by more interest rate-sensitive bonds. This strategy allowed the Fund's total return to keep pace with recent market moves while also enhancing its income stream.


4               MUNIVEST FUND, INC.                     FEBRUARY 29, 2004

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

The decline in new municipal bond issuance in recent months has resulted in restricted portfolio activity. In addition to a dwindling supply of new issues, we also have seen limited trading opportunities in the secondary market. This is because institutional investors have been increasingly reluctant to sell existing higher-coupon holdings and reinvest the proceeds at current low market rates.

Our strategy has been to add lower-rated investment grade issues to the portfolio whenever they have been attractively priced. These issues generate incremental coupon income, which has served to enhance the Fund's total return. By adding these lower-rated securities, we also have enjoyed a cumulative positive effect on the Fund's income stream, which allowed the Fund's dividend to be increased in February 2004. This increase placed the Fund's dividend well above that of many of its peers.

In terms of leverage, the Fund's borrowing costs remained in a .85% - 1.0% range during the period. These attractive funding levels, in combination with a steep tax-exempt yield curve, generated a significant income benefit to the Fund's Common Stock shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, neither is an imminent increase in short-term interest rates. We expect short-term borrowing costs to remain near current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, based on AMPS, was 30.47% of total assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the portfolio's position at the close of the period?

We ended the period with a slightly defensive position with respect to future interest rate movements. We continue to favor more defensive, higher-coupon issues over the more interest rate-sensitive securities. At the close of the period, the Fund had modest cash reserves of approximately 2%. Overall, the Fund is structured to perform better in stable-to-rising interest rate environments. If yields decline to the recent lows seen in June 2003, we would expect to adopt a much stronger defensive strategy.

Looking ahead, we believe moderate economic growth, especially within a context of negligible inflationary pressures, should not greatly endanger the positive fixed income environment that tax-exempt products have enjoyed.

Fred K. Stuebe
Vice President and Portfolio Manager

March 8, 2004


                MUNIVEST FUND, INC.                     FEBRUARY 29, 2004      5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                      S&P      Moody's  Face
State                 Ratings  Ratings  Amount    Municipal Bonds                                                         Value
================================================================================================================================
Alabama--4.0%         BBB      NR*      $ 2,550   Camden, Alabama, IDB, Exempt Facilities Revenue Bonds (Weyerhaeuser
                                                  Company), Series A, 6.125% due 12/01/2024                             $  2,765
                      BBB      Baa2       7,500   Courtland, Alabama, IDB, Solid Waste Disposal Revenue Bonds
                                                  (Champion International Corporation Project), AMT, Series A,
                                                  6.50% due 9/01/2025                                                      7,862
                                                  Huntsville, Alabama, Health Care Authority Revenue Bonds:
                      NR*      A2         3,500       Series A, 5.75% due 6/01/2031                                        3,699
                      NR*      A2         5,000       Series B, 5.75% due 6/01/2032                                        5,324
                      BBB      Baa2       5,000   Selma, Alabama, IDB, Environmental Improvement Revenue Refunding
                                                  Bonds (International Paper Company Project), Series B, 5.50%
                                                  due 5/01/2020                                                            5,300
================================================================================================================================
Alaska--1.4%                                      Anchorage, Alaska, Lease Revenue Bonds (Correctional Facility) (i):
                      AAA      Aaa        3,575       6% due 2/01/2014                                                     4,229
                      AAA      Aaa        3,830       6% due 2/01/2016                                                     4,485
================================================================================================================================
Arizona--0.6%         NR*      Baa3       2,500   Maricopa County, Arizona, IDA, Education Revenue Bonds (Arizona
                                                  Charter Schools Project 1), Series A, 6.75% due 7/01/2029                2,516
                                                  Pima County, Arizona, IDA, Education Revenue Bonds (Arizona Charter
                                                  Schools Project), Series I:
                      NR*      Baa3         500       6.10% due 7/01/2024                                                    490
                      NR*      Baa3       1,000       6.30% due 7/01/2031                                                    978
================================================================================================================================
California--11.7%                                 California State Public Works Board, Lease Revenue Bonds (Department
                                                  of Corrections), Series C:
                      BBB-     Baa2       5,000       5.50% due 6/01/2022                                                  5,302
                      BBB-     Baa2       6,000       5.50% due 6/01/2023                                                  6,338
                      BBB      Baa1      17,600   California State, Various Purpose, GO, 5.50% due 11/01/2033             18,391
                      A-       A3         5,240   California Statewide Communities Development Authority, Health
                                                  Facility Revenue Bonds (Memorial Health Services), Series A, 6%
                                                  due 10/01/2023                                                           5,695
                                                  Golden State Tobacco Securitization Corporation of California,
                                                  Tobacco Settlement Revenue Bonds:
                      BBB      Baa2       1,885       Series A-2, 7.90% due 6/01/2042                                      2,046
                      BBB      Baa2       7,280       Series A-3, 7.875% due 6/01/2042                                     7,888
                      BBB      Baa2       3,250       Series A-4, 7.80% due 6/01/2042                                      3,505
                      BBB      Baa2       1,125       Series A-5, 7.875% due 6/01/2042                                     1,219
                      BBB-     Baa2      13,900       Series B, 5.375% due 6/01/2028                                      14,123
                      BBB-     Baa2       8,850       Series B, 5.50% due 6/01/2033                                        9,055
================================================================================================================================
Colorado--2.3%                                    Arapahoe County, Colorado, School District Number 005, GO (Cherry
                                                  Creek):
                      AA       Aa2        5,750       6% due 12/15/2013                                                    6,822
                      AA       Aa2        4,165       6% due 12/15/2014                                                    4,941
                                                  Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT, Senior
                                                  Series A-2:
                      NR*      Aa2        1,790       6.60% due 5/01/2028                                                  1,839
                      NR*      Aa2          755       7.50% due 4/01/2031                                                    776
================================================================================================================================
Connecticut--0.5%     BBB-     NR*        2,810   Mohegan Tribe Indians, Connecticut, Gaming Authority, Public
                                                  Improvement Revenue Refunding Bonds (Priority Distribution), 6.25%
                                                  due 1/01/2031                                                            3,011
================================================================================================================================
Georgia--2.9%                                     Georgia Municipal Electric Authority, Power Revenue Refunding Bonds:
                      A        A2           250       Series W, 6.60% due 1/01/2018 (e)                                      315
                      A        A2         4,600       Series W, 6.60% due 1/01/2018                                        5,748
                      A        A2           250       Series Y, 10% due 1/01/2010 (e)                                        350
                      AAA      Aaa        5,000   Georgia State, GO, Series F, 6.50% due 12/01/2007                        5,862
                      A        A3         4,785   Monroe County, Georgia, Development Authority, PCR, Refunding
                                                  (Oglethorpe Power Corporation--Scherer), Series A, 6.80%
                                                  due 1/01/2011                                                            5,803

Portfolio Abbreviations

To simplify the listings of MuniVest Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family


6               MUNIVEST FUND, INC.                     FEBRUARY 29, 2004

Schedule of Investments (continued)                               (in Thousands)

                      S&P      Moody's  Face
State                 Ratings  Ratings  Amount    Municipal Bonds                                                         Value
================================================================================================================================
Idaho--0.6%           NR*      Aaa      $ 1,315   Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds, AMT,
                                                  Series E-2, 6.90% due 1/01/2027                                       $  1,360
                      BB+      Ba3        2,250   Power County, Idaho, Industrial Development Corporation, Solid Waste
                                                  Disposal Revenue Bonds (FMC Corporation Project), AMT, 6.45%
                                                  due 8/01/2032                                                            2,226
================================================================================================================================
Illinois--19.9%       AAA      Aaa        3,005   Chicago, Illinois, GO (Neighborhoods Alive 21 Program), Series A,
                                                  6% due 1/01/2016 (f)                                                     3,567
                      AAA      Aaa        5,000   Chicago, Illinois, O'Hare International Airport, General Airport
                                                  Revenue Refunding Bonds, Third Lien, AMT, Series A, 5.75%
                                                  due 1/01/2019 (c)                                                        5,556
                                                  Chicago, Illinois, O'Hare International Airport Revenue Bonds, AMT:
                      AAA      Aaa       11,200       3rd Lien, Series B-2, 6% due 1/01/2029 (n)                          12,695
                      AAA      NR*        8,540       Series 368, DRIVERS, 9.701% due 7/01/2011 (c)(j)                    10,982
                      AAA      NR*        7,000   Chicago, Illinois, O'Hare International Airport Revenue Refunding
                                                  Bonds, DRIVERS, AMT, Series 253, 10.217% due 1/01/2020 (c)(j)            8,456
                      AAA      Aaa          205   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series C, 7%
                                                  due 3/01/2032 (b)(d)(l)                                                    209
                      AAA      Aaa        5,000   Cook County, Illinois, Community High School District Number 219,
                                                  Niles Township, GO, 6% due 12/01/2017 (f)                                5,943
                      BBB      Baa1      10,000   Hodgkins, Illinois, Environmental Improvement Revenue Bonds (Metro
                                                  Biosolids Management LLC Project), AMT, 6% due 11/01/2023               10,228
                      BBB      NR*        2,140   Illinois Development Finance Authority Revenue Bonds (Community
                                                  Rehabilitation Providers Facility), Series A, 6.50% due 7/01/2022        2,250
                      NR*      NR*        2,500   Illinois Educational Facilities Authority, Revenue Refunding Bonds
                                                  (Chicago Osteopathic Health System), 7.25% due 11/15/2019 (a)            2,530
                      A+       A1         7,000   Illinois HDA, Revenue Refunding Bonds (M/F Program), Series 5, 6.75%
                                                  due 9/01/2023                                                            7,251
                      AAA      Aa3        5,650   Illinois State Sales Tax Revenue Bonds, 5% due 6/15/2028                 5,946
                      NR*      Aaa        5,245   Kane and De Kalb Counties, Illinois, Community Unit School District
                                                  Number 302, GO, DRIVERS, Series 283, 10.258% due 2/01/2018 (f)(j)        7,008
                      NR*      Aaa        2,500   Kane, Cook and Du Page Counties, Illinois, School District 46, Elgin,
                                                  GO, 6.375% due 1/01/2019 (i)                                             3,003
                                                  Mc Lean and Woodford Counties, Illinois, Community Unit, School
                                                  District Number 005, GO, Refunding (i):
                      NR*      Aaa        5,000       6.25% due 12/01/2014                                                 6,132
                      NR*      Aaa        4,000       6.375% due 12/01/2016                                                4,900
                      AAA      NR*        9,275   Metropolitan Pier and Exposition Authority, Illinois, Dedicated State
                                                  Tax Revenue Refunding Bonds, DRIVERS, Series 269, 10.258%
                                                  due 6/15/2023 (c)(j)                                                    11,836
                                                  Regional Transportation Authority, Illinois, Revenue Bonds:
                      AAA      Aaa        3,500       Series A, 7.20% due 11/01/2020 (h)                                   4,732
                      AAA      Aaa        4,000       Series C, 7.75% due 6/01/2020 (f)                                    5,696
                      AAA      Aaa        3,000   Will County, Illinois, Environmental Revenue Bonds (Mobil Oil
                                                  Refining Corporation Project), AMT, 6.40% due 4/01/2026                  3,307
                                                  Will County, Illinois, School District Number 122, GO, Series A (i):
                      NR*      Aaa        1,000       6.50% due 11/01/2013                                                 1,232
                      NR*      Aaa        1,375       6.50% due 11/01/2015                                                 1,694
================================================================================================================================
Indiana--7.7%         BBB      Baa1       1,700   Fort Wayne, Indiana, PCR, Refunding (General Motors Corporation
                                                  Project), 6.20% due 10/15/2025                                           1,811
                      AAA      NR*        5,250   Indiana Bond Bank Revenue Bonds (State Revolving Fund Program),
                                                  Series A, 6.75% due 2/01/2017                                            5,624
                      AA-      A1         6,500   Indiana Health Facility Financing Authority, Hospital Revenue
                                                  Refunding Bonds (Clarian Health Partners Inc.), Series A, 6%
                                                  due 2/15/2021                                                            6,976
                      NR*      Aaa        4,290   Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds, Series A,
                                                  6.80% due 1/01/2017 (k)                                                  4,323
                      AA-      NR*        8,195   Indiana Transportation Finance Authority, Highway Revenue Bonds,
                                                  Series A, 6.80% due 12/01/2016                                          10,509
                      AA       NR*       15,335   Indianapolis, Indiana, Local Public Improvement Bond Bank Revenue
                                                  Refunding Bonds, Series D, 6.75% due 2/01/2014                          19,215
================================================================================================================================
Kansas--0.6%          NR*      Aaa        3,805   Sedgwick and Shawnee Counties, Kansas, S/F Mortgage Revenue Bonds
                                                  (Mortgage-Backed Securities Program), AMT, Series A-4, 5.95%
                                                  due 12/01/2033 (b)(d)                                                    4,198
================================================================================================================================
Louisiana--2.6%       BBB      Baa2       4,000   De Soto Parish, Louisiana, Environmental Improvement Revenue
                                                  Refunding Bonds (International Paper Co. Project), AMT, Series B,
                                                  6.55% due 4/01/2019                                                      4,202
                      AAA      Aaa       10,000   Louisiana Local Government, Environmental Facilities, Community
                                                  Development Authority Revenue Bonds (Capital Projects and Equipment
                                                  Acquisition), Series A, 6.30% due 7/01/2030 (h)                         12,448


                MUNIVEST FUND, INC.                     FEBRUARY 29, 2004      7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                      S&P      Moody's  Face
State                 Ratings  Ratings  Amount    Municipal Bonds                                                         Value
================================================================================================================================
Maine--0.3%                                       Portland, Maine, Housing Development Corporation, Senior Living
                                                  Revenue Bonds (Avesta Housing Development Corporation Project),
                                                  Series A:
                      NR*      Baa2     $   775       5.70% due 8/01/2021                                               $    778
                      NR*      Baa2       1,190       6% due 2/01/2034                                                     1,197
================================================================================================================================
Massachusetts--7.8%   AAA      Aaa        2,035   Boston, Massachusetts, Water and Sewer Commission Revenue Bonds,
                                                  9.25% due 1/01/2011 (e)                                                  2,806
                      AA       Aa2        3,010   Massachusetts Bay Transportation Authority, Revenue Refunding Bonds
                                                  (General Transportation System), Series A, 7% due 3/01/2019              3,962
                      AA       Aa3       30,000   Massachusetts State Water Resource Authority Revenue Bonds, Series A,
                                                  6.50% due 7/15/2019                                                     38,062
                                                  Massachusetts State Water Resource Authority, Revenue Refunding
                                                  Bonds, Series A (f):
                      AAA      Aaa        1,000       6% due 8/01/2014                                                     1,204
                      AAA      Aaa        2,480       6% due 8/01/2017                                                     2,950
================================================================================================================================
Michigan--5.5%        BBB      Baa2       7,695   Delta County, Michigan, Economic Development Corporation,
                                                  Environmental Improvement Revenue Refunding Bonds (Mead
                                                  Westvaco-Escanaba), Series A, 6.25% due 4/15/2027                        8,178
                                                  Macomb County, Michigan, Hospital Finance Authority, Hospital Revenue
                                                  Bonds (Mount Clemens General Hospital), Series B:
                      BBB-     NR*        3,715       5.75% due 11/15/2025                                                 3,512
                      BBB-     NR*        5,250       5.875% due 11/15/2034                                                4,920
                                                  Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
                      AAA      Aaa        3,000       (Ascension Health Credit), Series A, 6.125% due 11/15/2009 (a)(c)    3,631
                      AAA      Aa2       10,390       (Ascension Health Credit), Series A, 6.125% due 11/15/2009 (a)      12,576
                      B        Ba1        1,300       (Detroit Medical Center Obligation Group), Series A, 6.25%
                                                      due 8/15/2013                                                        1,058
                      NR*      Ba3        1,000       (Sinai Hospital), 6.70% due 1/01/2026                                  733
================================================================================================================================
Minnesota--2.0%       NR*      A3         7,235   Minneapolis, Minnesota, Health Care System Revenue Bonds (Allina
                                                  Health System), Series A, 5.75% due 11/15/2032                           7,709
                                                  Minnesota State, HFA, S/F Mortgage Revenue Bonds:
                      AA+      Aa1          960       AMT, Series L, 6.70% due 7/01/2020                                     981
                      AA+      Aa1        1,195       AMT, Series M, 6.70% due 7/01/2026                                   1,220
                      AA+      Aa1          800       Series H, 6.70% due 1/01/2018                                          817
                      NR*      Aaa        1,405   Saint Cloud, Minnesota, Health Care Revenue Refunding Bonds (Saint
                                                  Cloud Hospital Obligation Group), Series A, 6.25% due 5/01/2017 (i)      1,681
================================================================================================================================
Mississippi--4.8%                                 Lowndes County, Mississippi, Solid Waste Disposal and PCR, Refunding
                                                  (Weyerhaeuser Company Project):
                      BBB      Baa2       3,650       Series A, 6.80% due 4/01/2022                                        4,398
                      BBB      Baa2       4,000       Series B, 6.70% due 4/01/2022                                        4,777
                      BBB-     Ba1       20,705   Mississippi Business Finance Corporation, Mississippi, PCR, Refunding
                                                  (System Energy Resources Inc. Project), 5.875% due 4/01/2022            20,813
================================================================================================================================
Missouri--0.5%        BBB+     Baa1       2,600   Missouri State Development Finance Board, Infrastructure Facilities
                                                  Revenue Refunding Bonds (Branson), Series A, 5.50% due 12/01/2032        2,687
                      AAA      NR*          610   Missouri State Housing Development Commission, S/F Mortgage Revenue
                                                  Bonds (Homeowner Loan), AMT, Series A, 7.50% due 3/01/2031 (b)(d)          632
================================================================================================================================
Montana--1.0%         BBB+     Baa2       6,000   Forsyth, Montana, PCR, Refunding (Portland General Electric Company),
                                                  Series A, 5.20% due 5/01/2033                                            6,294
================================================================================================================================
Nebraska--0.2%        AAA      NR*        1,195   Nebraska Investment Finance Authority, S/F Housing Revenue Bonds,
                                                  AMT, Series C, 6.30% due 9/01/2028 (b)(d)(l)                             1,253
================================================================================================================================
Nevada--2.3%          AAA      Aaa        6,700   Clark County, Nevada, IDR (Power Company Project), AMT, Series A,
                                                  6.70% due 6/01/2022 (f)                                                  6,907
                      AA       Aa2        1,600   Clark County, Nevada, Public Safety, GO, 6% due 3/01/2014                1,910
                                                  Nevada Housing Division Revenue Bonds (Multi-Unit Housing), AMT (b):
                      AAA      NR*        3,475       (Arville Electric Project), 6.60% due 10/01/2023                     3,637
                      AAA      Aa2        1,235       Issue B, 7.45% due 10/01/2017                                        1,276
                                                  Nevada Housing Division Revenue Bonds (S/F Program), AMT (k):
                      AAA      Aaa          635       Senior Series E, 7% due 10/01/2019                                     649
                      NR*      Aa2          425       Series A, 6.55% due 10/01/2012                                         427


8               MUNIVEST FUND, INC.                     FEBRUARY 29, 2004

Schedule of Investments (continued)                               (in Thousands)

                      S&P      Moody's  Face
State                 Ratings  Ratings  Amount    Municipal Bonds                                                         Value
================================================================================================================================
New Hampshire--0.4%   BBB+     Baa1     $ 2,425   New Hampshire Health and Education Facilities Authority, Revenue
                                                  Refunding Bonds (Elliot Hospital), Series B, 5.60% due 10/01/2022     $  2,496
================================================================================================================================
New Jersey--2.6%      AAA      Aaa        1,620   New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                                  Revenue Bonds, AMT, Series M, 6.95% due 10/01/2022 (c)                   1,671
                      AAA      Aaa        6,500   New Jersey State Transit Corporation, COP (Federal Transit
                                                  Administration Grants), Series A, 6% due 9/15/2009 (a)(h)                7,746
                      BBB      Baa2       7,150   Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds,
                                                  7% due 6/01/2041                                                         7,197
================================================================================================================================
New Mexico--0.5%      BBB-     Baa3       3,300   Farmington, New Mexico, PCR, Refunding (Public Service Company--San
                                                  Juan Project), Series A, 5.80% due 4/01/2022                             3,334
================================================================================================================================
New York--6.7%        NR*      Aa2        7,875   New York City, New York, City Transitional Finance Authority Revenue
                                                  Bonds, RIB, Series 283, 11.23% due 11/15/2015 (j)                       11,158
                      AAA      Aaa        8,000   New York City, New York, GO, Refunding, Series A, 6.375%
                                                  due 5/15/2014 (f)                                                        9,760
                                                  New York City, New York, GO, Series I:
                      AAA      Aaa          280       6.25% due 4/15/2007 (a)                                                323
                      AAA      Aaa        2,060       6.25% due 4/15/2017                                                  2,344
                      AAA      Aaa          870       6.25% due 4/15/2027                                                    979
                                                  New York State Dormitory Authority, Revenue Refunding Bonds:
                      BB       Ba1        1,000       (Mount Sinai Health), Series A, 6.50% due 7/01/2025                  1,023
                      AAAr     NR*       11,875       RIB, Series 305, 10.75% due 5/15/2015 (c)(j)                        16,281
================================================================================================================================
Oregon--1.1%          NR*      Aaa        2,000   Portland, Oregon, Airport Way, Urban Renewal and Redevelopment Tax
                                                  Allocation Refunding Bonds, Series A, 6% due 6/15/2015 (h)               2,366
                      NR*      Aaa        3,305   Portland, Oregon, Sewer System Revenue Bonds, RIB, Series 386, 10.23%
                                                  due 8/01/2020 (f)(j)                                                     4,352
================================================================================================================================
Pennsylvania--4.2%    AAA      Aaa        2,440   Pennsylvania State Higher Education Assistance Agency Revenue Bonds,
                                                  Capital Acquisition, 6.125% due 12/15/2010 (a)(c)                        2,979
                      A        NR*        6,250   Pennsylvania State Higher Educational Facilities Authority Revenue
                                                  Bonds (University of Pennsylvania Medical Center Health System),
                                                  Series A, 6% due 1/15/2031                                               6,692
                                                  Philadelphia, Pennsylvania, Authority for Industrial Development,
                                                  Senior Living Revenue Bonds:
                      NR*      Baa2       1,000       (Arbor House Inc. Project), Series E, 6.10% due 7/01/2033              981
                      NR*      Baa2       1,355       (Rieder House Project), Series A, 6.10% due 7/01/2033                1,329
                      A-       NR*        2,650   Sayre, Pennsylvania, Health Care Facilities Authority Revenue Bonds
                                                  (Guthrie Health Issue), Series B, 1% due 12/01/2031                      3,116
                                                  Sayre, Pennsylvania, Health Care Facilities Authority, Revenue
                                                  Refunding Bonds (Guthrie Healthcare System), Series A:
                      A-       NR*        1,750       6.25% due 12/01/2018                                                 1,950
                      A-       NR*        1,000       5.75% due 12/01/2021                                                 1,066
                      A-       NR*        7,700       5.875% due 12/01/2031                                                8,145
================================================================================================================================
Puerto Rico--0.9%     BBB+     Baa3       5,000   Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                                                  Revenue Bonds, Series E, 5.75% due 8/01/2030                             5,415
================================================================================================================================
South Carolina--1.6%  BBB+     Baa2       2,450   Medical University, South Carolina, Hospital Authority, Hospital
                                                  Facility Revenue Refunding Bonds, 6.50% due 8/15/2032                    2,619
                      BBB      Baa2       5,000   Richland County, South Carolina, Environmental Improvement Revenue
                                                  Refunding Bonds (International Paper), AMT, 6.10% due 4/01/2023          5,433
                      BBB      Baa2       2,000   York County, South Carolina, Industrial Revenue Bonds (Hoechst
                                                  Celanese Corporation), AMT, 5.70% due 1/01/2024                          1,941
================================================================================================================================
Tennessee--1.5%       BB+      Ba2        2,000   McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds (Recycling
                                                  Facility--Calhoun Newsprint), AMT, 7.40% due 12/01/2022                  2,021
                      A-       Baa1       6,500   Shelby County, Tennessee, Health, Educational and Housing Facility
                                                  Board, Hospital Revenue Refunding Bonds (Methodist Healthcare), 6.50%
                                                  due 9/01/2026                                                            7,198


                MUNIVEST FUND, INC.                     FEBRUARY 29, 2004      9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                      S&P      Moody's  Face
State                 Ratings  Ratings  Amount    Municipal Bonds                                                         Value
================================================================================================================================
Texas--22.4%                                      Austin, Texas, Convention Center Revenue Bonds (Convention
                                                  Enterprises Inc.):
                      BBB-     Baa3     $ 6,000       First Tier, Series A, 6.70% due 1/01/2028                         $  6,434
                      BBB-     Baa3       1,175       First Tier, Series A, 6.70% due 1/01/2032                            1,256
                      A-       Aa3        6,500       Trust Certificates, Second Tier, Series B, 6% due 1/01/2023          7,238
                                                  Brazos River Authority, Texas, PCR, Refunding, AMT:
                      BBB      Baa2       3,000       (Texas Utilities Electric Company Project), Series B, 5.40%
                                                      due 5/01/2029                                                        3,168
                      BBB      Baa2       3,055       (Texas Utility Company), Series A, 7.70% due 4/01/2033               3,494
                      BBB      Baa2      12,300       (Utilities Electric Company), Series B, 5.05% due 6/01/2030         12,933
                      A-       A3        11,460   Brazos River, Texas, Harbor Navigation District, Brazoria County
                                                  Environmental Revenue Refunding Bonds (Dow Chemical Company Project),
                                                  AMT, Series A-7, 6.625% due 5/15/2033                                   12,542
                      AA+      Aa1        5,000   Fort Worth, Texas, Certificates of Obligation, GO, 6.25%
                                                  due 3/01/2005 (a)                                                        5,262
                      AA       NR*        3,000   Gregg County, Texas, Health Facilities Development Corporation,
                                                  Hospital Revenue Bonds (Good Shepherd Medical Center Project), 6.875%
                                                  due 10/01/2020 (g)                                                       3,602
                      AA-      Aa3       10,250   Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste
                                                  Disposal Facility Revenue Bonds (E. I. du Pont de Nemours and Company
                                                  Project), AMT, 6.40% due 4/01/2026                                      11,199
                      BBB      Baa2       4,000   Gulf Coast, Texas, IDA (Champion International Corp.), Refunding,
                                                  7.125% due 4/01/2010                                                     4,079
                      BBB      Baa2       3,000   Gulf Coast, Texas, Waste Disposal Authority, Revenue Refunding Bonds
                                                  (International Paper Company), AMT, Series A, 6.10% due 8/01/2024        3,187
                      AAA      Aaa        5,500   Harris County, Houston, Texas, Sports Authority, Revenue Refunding
                                                  Bonds, Senior Lien, Series G, 5.75% due 11/15/2020 (c)                   6,218
                      NR*      Aa3       10,385   Harris County, Texas, Health Facilities Development Corporation,
                                                  Revenue Refunding Bonds, RITR, Series 6, 9.885% due 12/01/2027 (e)(j)   14,071
                      NR*      Baa3       1,800   Houston, Texas, Industrial Development Corporation Revenue Bonds (Air
                                                  Cargo), AMT, 6.375% due 1/01/2023                                        1,848
                      AAA      Aaa        2,030   Mansfield, Texas, Independent School District, GO, Refunding, 6.625%
                                                  due 2/15/2015                                                            2,451
                      BBB      Baa2       9,855   Matagorda County, Texas, Navigation District Number 1, Revenue
                                                  Refunding Bonds (Centerpoint Energy Project), 5.60% due 3/01/2027       10,093
                      NR*      Aaa        5,225   Midway, Texas, Independent School District, GO, Refunding, 6.125%
                                                  due 8/15/2014                                                            6,275
                      BBB      Baa2       5,400   Port Corpus Christi, Texas, Revenue Refunding Bonds (Celanese
                                                  Project), Series A, 6.45% due 11/01/2030                                 5,672
                      BBB      Baa2       5,000   Red River Authority, Texas, PCR, Refunding (Celanese Project), AMT,
                                                  Series B, 6.70% due 11/01/2030                                           5,299
                      NR*      Aa1        6,250   San Antonio, Texas, Electric and Gas Revenue Bonds, RIB, Series 469x,
                                                  10.28% due 2/01/2014 (j)                                                 8,523
                      AAA      Aaa        4,605   Travis County, Texas, Health Facilities Development Corporation,
                                                  Revenue Refunding Bonds (Ascension Health Credit), Series A, 6.25%
                                                  due 11/15/2009 (a)(c)                                                    5,594
================================================================================================================================
Vermont--0.2%         BBB+     NR*        1,000   Vermont Educational and Health Buildings Financing Agency,
                                                  Developmental and Mental Health Revenue Bonds (Howard Center for
                                                  Human Services), Series A, 6.375% due 6/15/2022                          1,055
================================================================================================================================
Virgin Islands--1.4%  BBB-     Baa3       8,000   Virgin Islands Government Refinery Facilities, Revenue Refunding
                                                  Bonds (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                  8,714
================================================================================================================================
Virginia--2.0%        BBB+     A3         1,425   Chesterfield County, Virginia, IDA, PCR (Virginia Electric and Power
                                                  Company), Series A, 5.875% due 6/01/2017                                 1,564
                      AAA      Aaa        5,000   Fairfax County, Virginia, GO, Series B, 4% due 6/01/2014                 5,249
                      BBB      Baa2       1,500   Isle of Wight County, Virginia, IDA, Solid Waste Disposal Facilities
                                                  Revenue Bonds (Union Camp Corporation Project), AMT, 6.55%
                                                  due 4/01/2024                                                            1,536
                      AAA      Aaa        4,185   Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series J,
                                                  Sub-Series J-1, 5.20% due 7/01/2019 (c)                                  4,356
================================================================================================================================
Washington--9.9%                                  Energy Northwest, Washington, Electric Revenue Refunding Bonds,
                                                  DRIVERS (j):
                      AAA      NR*        5,330       Series 248, 10.258% due 7/01/2018 (c)                                7,071
                      AAA      NR*        3,510       Series 255, 10.752% due 7/01/2018 (h)                                4,836
                      AAA      NR*        7,350       Series 256, 10.757% due 7/01/2017 (c)                               10,148
                      NR*      NR*        2,460   Seattle, Washington, Housing Authority Revenue Bonds (Replacement
                                                  Housing Project), 6.125% due 12/01/2032                                  2,462
                      AAA      Aaa        2,230   Vancouver, Washington, Water and Sewer Revenue Bonds, 6%
                                                  due 6/01/2009 (a)                                                        2,642
                      AAAr     Aaa        8,100   Washington State, GO, Trust Receipts, Class R, Series 6, 10.653%
                                                  due 1/01/2014 (i)(j)                                                    10,891
                                                  Washington State Public Power Supply System, Revenue Refunding Bonds
                                                  (Nuclear Project Number 1):
                      AA-      Aa1        1,185       Series A, 7% due 7/01/2008 (e)                                       1,433
                      AA-      Aa1        1,815       Series A, 7% due 7/01/2008                                           2,178
                      AA-      Aa1        1,380       Series B, 7.25% due 7/01/2009 (e)                                    1,622
                      AA-      Aa1       14,320       Series B, 7.125% due 7/01/2016                                      18,801


10              MUNIVEST FUND, INC.                     FEBRUARY 29, 2004

Schedule of Investments (concluded)                               (in Thousands)

                      S&P      Moody's   Face
State                 Ratings  Ratings   Amount   Municipal Bonds                                                          Value
================================================================================================================================
Wisconsin--1.9%       NR*      Baa3     $ 1,650   Milwaukee, Wisconsin, Revenue Bonds (Air Cargo), AMT, 6.50%
                                                  due 1/01/2025                                                         $  1,707
                      NR*      Aa2        5,000   Wisconsin State Health and Educational Facilities Authority, Mortgage
                                                  Revenue Bonds (Hudson Memorial Hospital), 5.70% due 1/15/2029 (k)        5,255
                      BBB+     NR*        4,540   Wisconsin State Health and Educational Facilities Authority Revenue
                                                  Bonds (Synergyhealth Inc.), 6% due 11/15/2032                            4,705
================================================================================================================================
Wyoming--2.1%                                     Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds (FMC
                                                  Corporation Project), AMT:
                      BB+      Ba3        5,425       Series A, 7% due 6/01/2024                                           5,488
                      BB+      Ba3        7,475       Series B, 6.90% due 9/01/2024                                        7,565
                      ----------------------------------------------------------------------------------------------------------
                                                  Total Municipal Bonds (Cost--$781,221)--138.6%                         869,988
================================================================================================================================
                                         Shares
                                         Held     Short-Term Investments
================================================================================================================================

                                         26,758   Merrill Lynch Institutional Tax-Exempt Fund (m)                         26,758
                      ----------------------------------------------------------------------------------------------------------
                                                  Total Short-Term Investments (Cost--$26,758)--4.3%                      26,758
================================================================================================================================
                      Total Investments (Cost--$807,979)--142.9%                                                         896,746

                      Unrealized Depreciation on Forward Interest Rate Swaps**--(0.4%)                                    (2,721)

                      Other Assets Less Liabilities--1.3%                                                                  8,642

                      Preferred Stock, at Redemption Value--(43.8%)                                                     (275,045)
                                                                                                                        --------
                      Net Assets Applicable to Common Stock--100.0%                                                     $627,622
                                                                                                                        ========

(a)   Prerefunded.
(b)   FNMA Collateralized.
(c)   MBIA Insured.
(d)   GNMA Collateralized.
(e)   Escrowed to maturity.
(f)   FGIC Insured.
(g)   Radian Insured.
(h)   AMBAC Insured.
(i)   FSA Insured.
(j) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at February 29, 2004.
(k)   FHA Insured.
(l)   FHLMC Collateralized.
(m) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                              Net       Dividend
      Affiliate                                            Activity      Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional
       Tax-Exempt Fund                                       3,400        $108
      --------------------------------------------------------------------------

(n)   XL Capital Insured.
*     Not Rated.
** Forward interest rate swaps entered into as of February 29, 2004 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                       Notional      Unrealized
                                                        Amount      Depreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to
       7-Day Bond Market Association
       Municipal Swap Index Rate and pay
       a fixed rate of 3.673%

      Broker, J.P. Morgan Chase Bank
       Expires May 2014                                $22,000       $  (396)

      Receive a variable rate equal to
       7-Day Bond Market Association
       Municipal Swap Index Rate and pay
       a fixed rate of 3.719%

      Broker, J.P. Morgan Chase Bank
       Expires March 2014                              $21,750          (623)

      Receive a variable rate equal to
       7-Day Bond Market Association
       Municipal Swap Index Rate and pay
       a fixed rate of 3.85%

      Broker, Morgan Stanley
       Capital Services, Inc.
       Expires March 2014                             $44,000         (1,702)
      --------------------------------------------------------------------------
      Total                                                          $(2,721)
                                                                     =======

      See Notes to Financial Statements.


                MUNIVEST FUND, INC.                     FEBRUARY 29, 2004     11

[LOGO] Merrill Lynch Investment Managers

Statement of Net Assets

As of February 29, 2004
============================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------------
                   Investments, at value (identified cost--$807,979,496) ................                      $ 896,745,835
                   Cash .................................................................                            843,125
                   Receivables:
                      Securities sold ...................................................    $  15,591,199
                      Interest ..........................................................       13,020,440
                      Dividends from affiliates .........................................              592        28,612,231
                                                                                             -------------
                   Prepaid expenses .....................................................                             11,473
                                                                                                               -------------
                   Total assets .........................................................                        926,212,664
                                                                                                               -------------
============================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                   Unrealized depreciation on forward interest rate swaps ...............                          2,721,056
                   Payables:
                      Securities purchased ..............................................       19,979,371
                      Dividends to Common Stock shareholders ............................          440,817
                      Investment adviser ................................................          339,236
                      Other affiliates ..................................................            7,356        20,766,780
                                                                                             -------------
                   Accrued expenses .....................................................                             57,838
                                                                                                               -------------
                   Total liabilities ....................................................                         23,545,674
                                                                                                               -------------
============================================================================================================================
Preferred Stock
----------------------------------------------------------------------------------------------------------------------------
                   Preferred Stock, at redemption value, par value $.025 per share;
                     10,000,000 shares authorized (2,000 Series A Shares, 2,000 Series B
                     Shares, 2,000 Series C Shares, 2,000 Series D Shares, and 3,000
                     Series E Shares of AMPS* issued and outstanding at $25,000 per share
                     liquidation preference) ............................................                        275,044,840
                                                                                                               -------------
============================================================================================================================
Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------
                   Net assets applicable to Common Stock ................................                      $ 627,622,150
                                                                                                               =============
============================================================================================================================
Analysis of Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------
                   Common Stock, par value $.10 per share; 150,000,000 shares authorized
                     (61,346,288 shares issued and outstanding) .........................                      $   6,134,629
                   Paid-in capital in excess of par .....................................                        565,202,625
                   Undistributed investment income--net .................................    $  10,112,493
                   Accumulated realized capital losses on investments--net ..............      (39,872,880)
                   Unrealized appreciation on investments--net ..........................       86,045,283
                                                                                             -------------
                   Total accumulated earnings--net ......................................                         56,284,896
                                                                                                               -------------
                   Total--Equivalent to $10.23 net asset value per share of Common Stock
                     (market price--$9.73) ..............................................                      $ 627,622,150
                                                                                                               =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


12              MUNIVEST FUND, INC.                     FEBRUARY 29, 2004

Statement of Operations

For the Six Months Ended February 29, 2004
============================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------------
                   Interest .............................................................                      $  24,675,270
                   Dividends from affiliates ............................................                            107,785
                                                                                                               -------------
                   Total income .........................................................                         24,783,055
                                                                                                               -------------
============================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees .............................................    $   2,187,658
                   Commission fees ......................................................          342,646
                   Accounting services ..................................................          126,010
                   Transfer agent fees ..................................................           60,979
                   Professional fees ....................................................           31,274
                   Printing and shareholder reports .....................................           23,574
                   Custodian fees .......................................................           21,720
                   Directors' fees and expenses .........................................           16,319
                   Pricing fees .........................................................           12,460
                   Listing fees .........................................................           12,269
                   Other ................................................................           21,416
                                                                                             -------------
                   Total expenses before reimbursement ..................................        2,856,325
                   Reimbursement of expenses ............................................          (25,727)
                                                                                             -------------
                   Total expenses after reimbursement ...................................                          2,830,598
                                                                                                               -------------
                   Investment income--net ...............................................                         21,952,457
                                                                                                               -------------
============================================================================================================================
Realized & Unrealized Gain on Investments--Net
----------------------------------------------------------------------------------------------------------------------------
                   Realized gain on investments--net ....................................                          1,292,824
                   Change in unrealized appreciation on investments--net ................                         40,244,264
                                                                                                               -------------
                   Total realized and unrealized gain on investments--net ...............                         41,537,088
                                                                                                               -------------
============================================================================================================================
Dividends to Preferred Stock Shareholders
----------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ...............................................                         (1,197,620)
                                                                                                               -------------
                   Net Increase in Net Assets Resulting from Operations .................                      $  62,291,925
                                                                                                               =============

      See Notes to Financial Statements.


                MUNIVEST FUND, INC.                     FEBRUARY 29, 2004     13

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                              For the Six         For the
                                                                                              Months Ended       Year Ended
                                                                                              February 29,       August 31,
Increase (Decrease) in Net Assets:                                                                2004              2003
============================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ...............................................    $  21,952,457     $  44,032,855
                   Realized gain on investments--net ....................................        1,292,824         8,263,901
                   Change in unrealized appreciation on investments--net ................       40,244,264       (24,459,149)
                   Dividends to Preferred Stock Shareholders ............................       (1,197,620)       (3,044,590)
                                                                                             -------------------------------
                   Net increase in net assets resulting from operations .................       62,291,925        24,793,017
                                                                                             -------------------------------
============================================================================================================================
Dividends to Common Stock Shareholders
----------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ...............................................      (19,692,158)      (38,586,815)
                                                                                             -------------------------------
                   Net decrease in net assets resulting from dividends to Common
                     Stock shareholders .................................................      (19,692,158)      (38,586,815)
                                                                                             -------------------------------
============================================================================================================================
Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------
                   Total increase (decrease) in net assets applicable to Common Stock ...       42,599,767       (13,793,798)
                   Beginning of period ..................................................      585,022,383       598,816,181
                                                                                             -------------------------------
                   End of period* .......................................................    $ 627,622,150     $ 585,022,383
                                                                                             ===============================
                      * Undistributed investment income--net ............................    $  10,112,493     $   9,049,814
                                                                                             ===============================

                        See Notes to Financial Statements.


14              MUNIVEST FUND, INC.                     FEBRUARY 29, 2004

Financial Highlights

The following per share data and ratios have been derived              For the Six                 For the Year Ended
from information provided in the financial statements.                 Months Ended                    August 31,
                                                                       February 29,   --------------------------------------------
Increase (Decrease) in Net Asset Value:                                    2004         2003        2002       2001++       2000++
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ...............  $  9.54      $  9.76     $  9.71     $  9.07      $  9.15
                                                                         ---------------------------------------------------------
                   Investment income--net .............................      .36+         .72+        .69         .69          .70
                   Realized and unrealized gain (loss) on
                     investments--net .................................      .67         (.26)        .02         .65         (.05)
                   Dividends to Preferred Stock shareholders from
                     investment income--net ...........................     (.02)        (.05)       (.07)       (.16)        (.18)
                                                                         ---------------------------------------------------------
                   Total from investment operations ...................     1.01          .41         .64        1.18          .47
                                                                         ---------------------------------------------------------
                   Less dividends to Common Stock shareholders from
                     investment income--net ...........................     (.32)        (.63)       (.59)       (.54)        (.55)
                                                                         ---------------------------------------------------------
                   Net asset value, end of period .....................  $ 10.23      $  9.54     $  9.76     $  9.71      $  9.07
                                                                         =========================================================
                   Market price per share, end of period ..............  $  9.73      $  8.80     $  9.11     $  9.30      $  8.25
                                                                         =========================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                   Based on market price per share ....................    14.44%@       3.56%       4.55%      19.92%        1.75%
                                                                         =========================================================
                   Based on net asset value per share .................    10.99%@       4.79%       7.28%      13.89%        6.21%
                                                                         =========================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
----------------------------------------------------------------------------------------------------------------------------------
                   Total expenses, net of reimbursement*** ............      .94%*        .95%        .95%        .98%        1.01%
                                                                         =========================================================
                   Total expenses*** ..................................      .95%*        .96%        .95%        .98%        1.01%
                                                                         =========================================================
                   Total investment income--net*** ....................     7.28%*       7.33%       7.33%       7.37%        7.95%
                                                                         =========================================================
                   Amount of dividends to Preferred Stock shareholders       .40%*        .50%        .75%       1.70%        2.01%
                                                                         =========================================================
                   Investment income--net, to Common Stock shareholders     6.88%*       6.83%       6.58%       5.67%        5.94%
                                                                         =========================================================


                MUNIVEST FUND, INC.                     FEBRUARY 29, 2004     15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

                                                                   For the Six                 For the Year Ended
                                                                   Months Ended                    August 31,
The following per share data and ratios have been derived          February 29,  ----------------------------------------------
from information provided in the financial statements.                 2004         2003        2002        2001++       2000++
===============================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Stock***
-------------------------------------------------------------------------------------------------------------------------------
                   Total expenses, net of reimbursement .........        .65%*        .65%        .65%        .66%         .67%
                                                                    ==========================================================
                   Total expenses ...............................        .65%*        .66%        .65%        .66%         .67%
                                                                    ==========================================================
                   Total investment income--net .................       5.01%*       5.03%       4.98%       4.98%        5.26%
                                                                    ==========================================================
===============================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
-------------------------------------------------------------------------------------------------------------------------------
                   Dividends to Preferred Stock shareholders ....        .88%*       1.11%       1.59%       3.53%        3.93%
                                                                    ==========================================================
===============================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
                   Net assets applicable to Common Stock,
                     end of period (in thousands) ...............   $627,622     $585,022    $598,816    $595,908     $556,105
                                                                    ==========================================================
                   Preferred Stock outstanding, end of period
                     (in thousands) .............................   $275,000     $275,000    $275,000    $275,000     $275,000
                                                                    ==========================================================
                   Portfolio turnover ...........................      25.00%       44.30%      74.00%      74.80%      121.76%
                                                                    ==========================================================
===============================================================================================================================
Leverage
-------------------------------------------------------------------------------------------------------------------------------
                   Asset coverage per $1,000 ....................   $  3,282     $  3,127    $  3,178    $  3,167     $  3,022
                                                                    ==========================================================
===============================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-------------------------------------------------------------------------------------------------------------------------------
                   Series A--Investment income--net .............   $    106     $    266    $    388    $    909     $  1,030
                                                                    ==========================================================
                   Series B--Investment income--net .............   $    119     $    278    $    394    $    923     $    991
                                                                    ==========================================================
                   Series C--Investment income--net .............   $    114     $    269    $    391    $    906     $    952
                                                                    ==========================================================
                   Series D--Investment income--net .............   $    100     $    306    $    445    $    877     $    978
                                                                    ==========================================================
                   Series E--Investment income--net .............   $    107     $    269    $    372    $    851     $    977
                                                                    ==========================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Based on average shares outstanding.
++ Certain prior year amounts have been reclassified to conform with current year presentation.
@     Aggregate total investment return.

      See Notes to Financial Statements.


16              MUNIVEST FUND, INC.                     FEBRUARY 29, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

MuniVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MVF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

      When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.


                MUNIVEST FUND, INC.                     FEBRUARY 29, 2004     17

[LOGO] Merrill Lynch Investment Managers

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including assets acquired from the sale of Preferred Stock. For the six months ended February 29, 2004, FAM reimbursed the Fund in the amount of $25,727.

For six months ended February 29, 2004, the Fund reimbursed FAM $8,884 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for six months ended February 29, 2004, were $214,434,646 and $212,751,982 respectively.

Net realized gains (losses) for the six months ended February 29, 2004 and net unrealized gains (losses) as of February 29, 2004 were as follows:

--------------------------------------------------------------------------------
                                                Realized            Unrealized
                                             Gains (Losses)       Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ................        $  1,788,375         $ 88,766,339
Forward interest rate swaps ..........            (495,551)          (2,721,056)
                                              ---------------------------------
Total ................................        $  1,292,824         $ 86,045,283
                                              =================================

As of February 29, 2004, net unrealized appreciation for Federal income tax purposes aggregated $88,786,039, of which $89,898,120 related to appreciated securities and $1,112,081 related to depreciated securities. The aggregate cost of investments at February 29, 2004 for Federal income tax purposes was $807,959,796.

4. Capital Stock Transactions:

Common Stock

At February 29, 2004, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund with a par value of $.025 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. The Fund is authorized to issue 10,000,000 shares of Preferred Stock. The yields in effect at February 29, 2004 were as follows: Series A, .82%; Series B, .82%; Series C, .85%; Series D, .80%; and Series E, .85%.


18              MUNIVEST FUND, INC.                     FEBRUARY 29, 2004

Notes to Financial Statements (concluded)

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375% calculated on the proceeds of each auction. For the six months ended February 29, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received $115,634 as commissions.

5. Capital Loss Carryforward:

On August 31, 2003 the Fund had a net capital loss carryforward of $26,099,945, of which $8,420,062 expires in 2008 and $17,679,883 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.056000 per share payable on March 30, 2004 to shareholders of record as of March 15, 2004.


                MUNIVEST FUND, INC.                     FEBRUARY 29, 2004     19

[LOGO] Merrill Lynch Investment Managers

Quality Profile

The quality ratings of securities in the Fund as of February 29, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                   Percent of
S&P Rating/Moody's Rating                                      Total Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................                  33.4%
AA/Aa ...................................................                  20.9
A/A .....................................................                   9.4
BBB/Baa .................................................                  30.4
BB/Ba ...................................................                   2.2
NR (Not Rated) ..........................................                   3.7
--------------------------------------------------------------------------------

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


20              MUNIVEST FUND, INC.                     FEBRUARY 29, 2004

Proxy Results

During the six-month period ended February 29, 2004, MuniVest Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 30, 2004. A description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------
                                                                           Shares Voted          Shares Withheld
                                                                                For                From Voting
----------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:       Terry K. Glenn                      56,789,689              1,425,209
                                        Cynthia A. Montgomery               56,768,569              1,446,329
                                        Kevin A. Ryan                       56,735,638              1,479,260
                                        Roscoe S. Suddarth                  56,744,263              1,470,635
                                        Edward D. Zinbarg                   56,742,144              1,472,754
----------------------------------------------------------------------------------------------------------------

During the six-month period ended February 29, 2004, MuniVest Fund, Inc.'s Preferred Stock shareholders (Series A - E) voted on the following proposal. The proposal was approved at a shareholders' meeting on January 30, 2004. A description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------
                                                                           Shares Voted          Shares Withheld
                                                                                For                From Voting
----------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors: Ronald W. Forbes and Richard R. West        10,205                    --
----------------------------------------------------------------------------------------------------------------


                MUNIVEST FUND, INC.                     FEBRUARY 29, 2004     21

[LOGO] Merrill Lynch Investment Managers

Officers and Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

--------------------------------------------------------------------------------
Charles C. Reilly, Director of MuniVest Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Reilly well in his retirement.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

Amex Symbol

MVF


22              MUNIVEST FUND, INC.                     FEBRUARY 29, 2004

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


                MUNIVEST FUND, INC.                     FEBRUARY 29, 2004     23

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniVest Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to the shareholders of MuniVest Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

MuniVest Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #10787 -- 2/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        MuniVest Fund, Inc.


        By: /s/ Terry K. Glenn
            -----------------------------
            Terry K. Glenn,
            President of
            MuniVest Fund, Inc.

        Date: April 16, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            -----------------------------
            Terry K. Glenn,
            President of
            MuniVest Fund, Inc.

        Date: April 16, 2004


        By: /s/ Donald C. Burke
            -----------------------------
            Donald C. Burke,
            Chief Financial Officer of
            MuniVest Fund, Inc.

        Date: April 16, 2004